                        NETSCAPE COMMERCIAL APPLICATIONS
                           PARTNER PROGRAM GUIDELINES


                       Netscape Communications Corporation
                               Channels Management
                                  June 25, 1996

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

Netscape Communications Corporation

Netscape Products Review

Netscape Commercial Applications Partner Definition

Netscape Commercial Applications Partner Program Benefits

Netscape Commercial Applications Partner Program Requirements

--------------------------------------------------------------------------------

                       NETSCAPE COMMUNICATIONS CORPORATION

--------------------------------------------------------------------------------

NETSCAPE COMMUNICATIONS CORPORATION

Netscape Communications Corporation, since its founding in April 1994, has set as its goal to be the premier provider of open software for linking people and information over enterprise networks and the Internet. Today, in keeping with that goal, Netscape offers a full line of client and server software that gives users at work or at home the online solutions that fit their individual application. Based on industry-standard protocols, Netscape's software line is designed for performance, ease of use, and security -- and creates an ideal platform for creating live online applications. The product line includes four families:

     -Netscape Commercial Applications
     -Netscape Servers
     -Netscape Navigator-TM- Clients
     -Netscape Development Tools

                    NETSCAPE COMMERCIAL APPLICATIONS PRODUCTS

--------------------------------------------------------------------------------

NETSCAPE COMMERCIAL APPLICATIONS
Netscape Commercial Applications work in concert with Netscape's open client and server software lines to provide turnkey solutions for full-scale electronic commerce. The applications integrate high-volume transaction processing, real-time data management, easy-to-use interfaces, and encrypted communications for creating sophisticated online services and large-scale businesses on the Internet. All are build on Netscape Commerce Server with integrated security, and include relational database technology.

     NETSCAPE COMMUNITY SYSTEM
     Netscape Community System gives organizations the ability to create and foster virtual communities based on shared interests through electronic mail, bulletin boards, real-time chat services, and private discussion groups. This software solution appeals to a broad range of firms wanting to expand their interaction with subscribers. Invite subscribers to chat online with other Internet explorers.

     NETSCAPE MERCHANT SYSTEM
     Netscape Merchant System enables large retailers or merchants to create and manage virtual shopping malls or a large retail store online. Each store within the mall retains its own unique image yet shoppers enjoy a consistent method of shopping and making purchases with their credit card.

     NETSCAPE PUBLISHING SYSTEM
     Netscape Publishing System is designed for publishers who want to create subscription-based online publications. This software solution is not just for news services, but for anyone publishing large amounts of information, such as banks communicating daily news information and services, car manufacturers publishing specifications on new vehicles; or industry analysts issuing reports on new market developments.

SERVERS
The Netscape server family allows corporations and small businesses to communicate and conduct commercial operations easily and securely over the networks. With the server software, users can harness the power of networks both inside and beyond the enterprise for distributing documents, improving collaboration among geographically dispersed groups, conducting electronic commerce, and enhancing the performance and security of Internet access from corporate networks.

Netscape servers offer high performance, including fast response times and maximum throughput. They are easy to install and maintain, using intuitive online forms and documentation. And they provide integrated security features that help users control access to important resources. The Netscape server family includes the following:

     SUITESPOT
     SuiteSpot is a flexible suite of five integrated servers which enable business workgroups to communicate and collaborate, utilizing open Internet technology. The Netscape SuiteSpot is the intersection of information, applications, and collaboration. SuiteSpot includes Netscape's LiveWire Pro plus your choice of ANY combination of five of the following Internet servers:

          Enterprise Server - for high-performance HTML delivery and management Mail Server - for efficient, open standards-based messaging
          News Server - for Usenet-compatible, collaborative computing
          Proxy Server - for Web replication and site access control
          Catalog Server - for "Yahoo" -style director services

                    NETSCAPE COMMERCIAL APPLICATIONS PRODUCTS

--------------------------------------------------------------------------------

     ENTERPRISE SERVER
     The Enterprise Server is a high-performance, secure World Wide Web server for creating, managing, and intelligently distributing information and running Internet applications. It is an open platform for creating network-centric applications using cross-platform tools based on the Java and JavaScript programming languages.

     MAIL SERVER
     Mail Server is the next generation of an open standards-based client-server messaging system that provides superior administration, scalability, performance, security and remote connectivity. Netscape Mail Server is seamlessly integrated with Netscape Navigator and many other messaging clients, creating a turnkey messaging system at the core of an intranet environment.

     NEWS SERVER
     The News Server is easy-to-use, secure, server software that enables effective group communication and collaboration using secure discussion groups built on standard Internet protocols. The New Server enables users to exchange rich information including text, pictures, and other document types securely. Using the server, organizations can conduct "virtual meetings" in which collaboration occurs regardless of time and place.

     PROXY SERVER
     Proxy Server is high-performance server software for replicating and filtering access to Web content on the Intermet or intranet. The Proxy Server dramatically lowers network costs by locally caching documents so that subsequent requests for the same document are fulfilled without traversing the network. This filtering mechanism enables network administrators fine-grained control over the use of network resources.

     CATALOG SERVER
     Netscape Catalog Server makes it easy to create, manage, and keep current an online catalog of intranet or Internet resources such as documents, email addresses, and file archives. Using this server, companies can set up and automatically maintain "Yahoo"-type services for their corporate networks. The service is efficient, automated, open, customizable, and cross-platform, enabling companies to deploy Netscape Catalog Server network-wide across different brands of operating systems and Web servers.

     CERTIFICATE SERVER
     Certificate Server software creates, signs, and manes standards-based certificates. Certificates enable applications such as Netscape Navigator and Netscape SuiteSpot servers to communicate privately using Secure Sockets Layer (SSL). The server enables organizations to act as their own Certificate Authority rather that use an external certificate service provider. This allows organizations to manage their own certificate infrastructure and exercise full control over their certificate management policies.

     FASTTRACK
     The FastTrack Server is an easy to use, entry level Web server designed to let novices create and manage a Web site. It is a complete solution for creating and managing Web sites on the Internet or Intranet. Easily upgradeable to Netscape Enterprise Server, the FastTrack is an open platform for publishing traditional Internet documents as well as developing and deploying live network-centric and media-rich applications.

     DIRECTORY SERVER
     Director Server easily supports 100,000 corporate users that is accessible through the Internet standard Lightweight Directory Access Protocol (LDAP). Corporate users can quickly and easily query directories of people stored on the corporate intranets and the Internet. It also provide publishing capabilities of the directory names and sophisticated replication capabilities including selective replication.

                    NETSCAPE COMMERCIAL APPLICATIONS PRODUCTS

--------------------------------------------------------------------------------

NAVIGATOR
Navigator 2.0
Navigator Gold 2.0

TOOLS
Netscape LiveWire and LiveWire Pro

--------------------------------------------------------------------------------

                        PURPOSE OF THIS PROGRAM GUIDELINE

This document is intended to serve as a guide to Netscape Communication Corporation's Commercial Application Partner Program. This guide will assist you in becoming a Netscape Commercial Application Partner.

                NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM

--------------------------------------------------------------------------------

                               PARTNER DEFINITION

THE NETSCAPE COMMERCIAL APPLICATIONS PROGRAM PARTNER sells, implements and provides first line support for Netscape products. The partner would also provide services for more traditional system integration efforts. These could include the following:

*    Business process re-engineering
* Enterprise architecture for hardware, software, applications and organization
* Design, analysis and implementation of required connectivity to back-office, legacy or heritage systems, or to other applications
*    Large scale project management
*    Disaster Recovery planning
*    Process Architecture
*    Operational Consulting
*    Systems and Network Integration
*    IT Outsourcing

Once certified, Netscape Commercial Applications Program partners may work independently with customers, team with other Netscape Partners and/or Netscape Professional Services. Scope of work could include the following:

*    "End-to-End" Solutions
*    Project Planning and Management
*    Fit Analyses
*    Modifications
*    Interface Development
*    Conversion Utilities
*    Upgrade Support
*    Data Conversion
*    Database Migration Assistance

--------------------------------------------------------------------------------

                NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM

--------------------------------------------------------------------------------

            NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM BENEFITS

--------------------------------------------------------------------------------

*    Demonstration Software License
          *    Publishing System
          *    Merchant System
          *    Community System
*    Technical support contract for Demonstration license
*    Commercial Applications Product Training Courses
*    Netscape Development Partner Program membership
*    Access to Partner Pavillion
*    Netscape Alliance Program Membership
*    Access to Netscape Professional Services Group
*    Partner News
*    Field Sales Support

--------------------------------------------------------------------------------

DEMONSTRATION SOFTWARE LICENSE - COMMERCIAL APPLICATIONS
Fully functional demonstration license of the appropriate Netscape Commercial Application(s) that can be used for your web site and to demonstrate to your prospective customers.

TECHNICAL SUPPORT CONTRACT FOR DEMONSTRATION LICENSE
A Netscape Commercial Applications backline support contract will provide you with the following:

1.   Telephone and email support
2.   24x7 emergency paper support
3.   Maintenance releases
4. Secure newsgroups for the appropriate Commercial Application (monitored by Netscape tech support):

          *    Merchant System
          *    Publishing System
          *    Community System

COMMERCIAL APPLICATIONS PRODUCT TRAINING COURSES
Initial training courses for two technical staff members on the appropriate Netscape Commercial Applications.

ACCESS TO PARTNER PAVILION
Netscape Commercial Applications Program partner's private web site. This is where you will find information, sales tools and access to other Netscape Partner Programs and services not available to the general reseller community. New product positioning information, detailed current product information, including strategy papers, roadmaps and product direction will be found here. Additionally, datasheets, presentations, demonstrations, technical whitepapers and technical support content will be included.

NETSCAPE ALLIANCE LOGO PROGRAM MEMBERSHIP
The exclusive right to use the Netscape NCAPP Alliance logo on your collateral and correspondence. Additionally, Alliance Program members will be promoted through Netscape marketing programs, at trade shows, and through our Netscape Online Product and Services Catalog on our home page. From the catalog, customers can search for NCAPP members near them, view a summary of their capabilities, and contact you directly via a hotlink to your home page.

                NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM

--------------------------------------------------------------------------------

ACCESS TO NETSCAPE DEVELOPMENT PARTNER PROGRAM
The Netscape Development Partners Program is an annual subscription service that gives you the software, tools, information, and support you need to develop products and services based on open, secure Netscape technology. You'll have the most up-to-date information on Netscape products, as well as the best tools available, to help you develop and deploy business solutions or commercial applications for your customers. As a Commercial Applications Partner member, you will receive automatic enrollment in the Netscape Development Partner Member Program. You may also enroll in the Development Partner Program at a higher level for a discounted annual fee.

NETSCAPE'S PROFESSIONAL SERVICES ORGANIZATION
As an NCAPP member, you will have access to Netscape's Professional Services Organization.

PARTNER NEWS
Weekly email communication that highlights late breaking Netscape product, sales and program news.

FIELD SALES/INSIDE SALES SUPPORT
Netscape's Field Sales personnel can assist you on deals or with other demand creation activities such as tradeshows and seminars. You will also have a point-of-contact inside Netscape to assist you.

                NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM

--------------------------------------------------------------------------------

      NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM REQUIREMENTS SUMMARY

*    NCAPP Technical Capability Requirements
*    Business Plan
*    Technical Support Requirements
*    Product Training requirements
*    Non-Disclosure Agreement
*    Sourcing Agreement
*    Web site requirements
*    Program fee


--------------------------------------------------------------------------------

                NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM

--------------------------------------------------------------------------------

TECHNICAL CAPABILITY REQUIREMENTS

Current certification must be supplied in the following areas:

1.   SERVER CERTIFICATION:
     Sun Microsystems
     Hewlett Packard
     Silicon Graphics
     IBM
     Digital Equipment Corp
     Microsoft Windows NT

2.   LAN/WAN EXPERTISE:
     SunSoft SunNet Manager
     Novell Netware
     Banyan Vines
     3Com Corp
     Cisco Systems
     Bay Networks

3.   RDBMS CERTIFICATION (DATABASES):
     Oracle - Oracle7
     Sybase - System 11
     Informix
     Illustra - The Illustra Server
     Microsoft - SQL Server

4.   RDBMS CERTIFICATION (TOOLS):
     Powersoft - PowerBuilder, Designor
     Gupta - Centura, SQL Windows

5.   SECURITY/FIREWALL EXPERIENCE:
     Checkpoint Software Technologies - Firewall-1
     SunSoft - Solstice Firewall-1
     Raptor - Eagle Family
     Digital - Firewall for UNIX, Firewall Service, Internet Tunnel,

6.   HTTP/HTML EXPERTISE
     NCSA
     CERN Server
     Cyberleaf
     HoTMetal
     EMWAC NT Server
     Open Market

7.   SEARCH ENGINES:
     Yahoo!
     Excite
     Verity

Netscape Commercial Application Program partners are required to keep their third-party certifications current. Netscape reserves the right to audit certifications with a 30 day notification.

                NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM

--------------------------------------------------------------------------------

TECHNICAL SUPPORT CONTRACTS
1. A Netscape Commercial Applications End User Support contract must be sold with each Netscape Commercial Application sold to an end user.

2. Fifty percent (50%) of each Netscape End User support contract that the Commercial Applications Program partner sells goes to Netscape Communications. The percentage paid to Netscape is based on the Netscape Communications suggested retail price for contracts.

TECHNICAL SUPPORT REQUIREMENTS
1. Minimum staffing requirement: 2 support engineers on duty 8 hours per day Mondays through Fridays.
2.   Must have a defined escalation process.
3.   Must have a call tracking system.
4.   Must supply us with 1 contact and one alternate.
5. Must supply us with a skill profile demonstrating proficiencies in operating systems, Databases, TCP/IP, and the software they support.
6.   Must guarantee the following response times:

--------------------------------------------------------------------------------
PRIORITY                           RESPONSE TIME       TARGET FIX OR WORKAROUND
--------------------------------------------------------------------------------
P1                                 2 hours             5 days
--------------------------------------------------------------------------------
P2                                 2 hours             10 days
--------------------------------------------------------------------------------
P3                                 4 hours             15 days
--------------------------------------------------------------------------------
P4                                 8 hours             Next release
--------------------------------------------------------------------------------
P5                                 8 hours             Next release
--------------------------------------------------------------------------------

Priority Response Definitions:

   P1 - Fatal (no useful work can be done)
   P2 - Severe Impact (Functionality disabled): Errors which result in a lack of application functionality or cause intermittent system failure.
   P3 - Degrade Operations: Errors causing malfunction of non-critical functions.
   P4 - Minimal Impact: Attributes and/or options to utility programs do not operate as stated.
   P5 - Enhancement Request.

                NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM

--------------------------------------------------------------------------------

PRODUCT TRAINING REQUIREMENTS

The partners required level of knowledge is verified in two parts:

1. Skill Profile Review
2. Netscape Commercial Applications Product Training

SKILL PROFILE REVIEW

The first level of certification would be reviewing the skills profiles submitted for the partner personnel who would participate in the training. These, at a minimum, must meet or exceed the pre-requisites for established curriculum.

TECHNICAL SKILLS PROFILE

The baseline represents an inventory of desired skills for professional services consultants. Qualified staff will have some subset of the skills listed in the baseline. The baseline does not address level of proficiency for each skill, or years of experience. These factors would vary based on the staff level.

LANGUAGES
*  PERL scripting language
*  C/C++ language or object oriented (i.e. JAVA) language experience
*  UNIX shell scripting experience
*  Hypertext Markup Language (HTML)

APPLICATION IMPLEMENTATION EXPERIENCE
*  General networking knowledge.
*  Router & hub installation
*  Architecture; client/server, enterprise, application

DATABASE
*  Database application development, including knowledge of SQL
*  Performance and tuning
*  Database administration skills
*  Installation and configuration skills

OPERATING SYSTEMS
*  UNIX
*  Sun Solaris,
*  AIX,
*  SGI IRIX
*  UNIX system administrator

NON-TECHNICAL
*  Prior consulting experience.
*  Project/account management experience.
*  Basic knowledge of sales process.
*  Project management techniques.

                NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM

--------------------------------------------------------------------------------

NETSCAPE COMMERCIAL APPLICATIONS PRODUCT TRAINING

All technical staff members must complete and pass applicable Netscape Commercial Application Product Training

CURRICULUM

PRODUCT                       COURSES
------------------------------------------------------------
Publishing System             PUBLISHING SYSTEM COURSE

Merchant System               MERCHANT SYSTEM COURSE

Community System              COMMUNITY SYSTEM COURSE

------------------------------------------------------------

NETSCAPE-TRAINED TECHNICAL STAFF REQUIREMENTS

------------------------------------------------------------
NUMBER EMPLOYEES              MINIMUM NUMBER OF TRAINED
                              PERSONNEL
------------------------------------------------------------
Less than 100                 2 per product certified for
------------------------------------------------------------
Greater than 100              greater of 3 or 1 per 50
                              employees
------------------------------------------------------------

SPECIFIC TASKS WITHIN A PROJECT THAT THE NETSCAPE COMMERCIAL APPLICATIONS - TRAINED INDIVIDUAL(S) MUST BE ASSOCIATED WITH:

1.   Customer needs assessment.

2.   Customer project proposal development.

3.   Approval of said customer project proposal.

4. Execution of Commercial Applications Product installation and implementation.

5.   Customer post-sales support.

                NETSCAPE COMMERCIAL APPLICATIONS PARTNER PROGRAM

--------------------------------------------------------------------------------

BUSINESS PLAN

To invest and promote the partnership within your organization, a business plan must be developed outlining goals, objectives, plans, resources, and measurements of the Netscape partnership. Netscape will work with you to develop this important document that will be used as a guideline to develop, maintain, and measure the success of the partnership.

WEB SITE REQUIREMENTS

1.   Web Server hosted by a Netscape Server
2.   Home page must link to http://home.netscape.com

REFERENCE ACCOUNTS

To ensure quality and experience, Netscape requests that each qualifying NCAPP provide three client references that exemplifies Internet/intranet capabilities. For each reference, please supply the following:

     *    Client Name
     *    Contact Person Name and Title
     *    Contact Phone Number
     *    Project Scope
     *    Netscape Products Used
     *    Project Length/Size (time and resources from the NCAPP)
     *    NCAPP Project Responsibilities

NCAPP PARTNERSHIP SUPPORT

As a NCAPP partner, you must identify the prime contact within your organization that drives and supports the Netscape relationship throughout your organization. This prime contact will work closely with Netscape's account management team to drive deals and promote the partnership in your organization day to day, promote yourselves to Netscape and jointly to the external world. This person will be our main point of contact and will help facilitate sales, marketing, and service support within your organization.

ADDITIONAL REQUIREMENTS

1.   Execute a Netscape Non-Disclosure Agreement.
2.   Complete Sourcing Agreement.
3.   Complete sales forecast.

PROGRAM FEE

This applicable program fee that includes all of the Program Benefits is required for program acceptance. Program Fee varies with the specific Netscape Commercial Application(s) that the partner will support and with the partner technical support options chosen. Please contact Cathry Buran at 415-937-6797 for specific program fee details.